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                                                                    EXHIBIT 10.8

                           THOMPSON & KNIGHT L.L.P.
                        1700 Pacific Avenue, Suite 3300
                              Dallas, Texas 75201

                                  MEMORANDUM

TO:       Jack D. Hightower and Pure Resources, Inc.

FROM:     Thompson & Knight L.L.P.

RE: Employment Agreement between Pure Resources, Inc., a Delaware corporation (formerly named Titan Resources Holdings, Inc.), and Jack
          D. Hightower, which became effective as effective as of May 25, 2000 upon consummation of the merger transaction with Titan Exploration, Inc.

DATE:     July 20, 2000
================================================================================

     It has come to our attention that the referenced Employment Agreement contains an error in Section 18(f)(iii), which relates to "Continuing Company Shares. The number "1,888,582" in such subsection should be "1,917,194." Such latter number reflects the conversion of 4,456,198 shares of common stock of Titan Exploration, Inc. (the number of shares directly and beneficially owned by Mr. Hightower as of December 1, 1999) into 1,917,194 shares of Pure Resources, Inc. common stock pursuant to the merger agreement.

     Please evidence your acceptance of the above correction by signing below.


/s/ Jack Hightower
-----------------------------
Jack D. Hightower


PURE RESOURCES, INC.


By: /s/ William K. White
   --------------------------
        William K. White
        Vice President Finance,
        Chief Financial Officer